Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2006-VT2
Composition of Contract Pool
at December 31, 2006

		Weighted	Weighted	Average
	Current	Average	Average	Required
Number	Required	Original	Remaining	Payoff
of	Payoff	Term	Term	Amount
Contracts	Amount			(Range)

50,859	$668,641,910	44.17 months	34.93 months	$13,147
($0 to $3,608,968.77)

Type of Contract
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	29,830	58.65%	437,557,398	65.44%
Finance Leases	21,029	41.35	231,084,512	34.56
Total	50,859	100.00%	668,641,910	100.00%

CIT Equipment Collateral 2006-VT2
Geographical Distribution
(Based on obligor billing address)
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	544	1.07%	3,948,316	0.59%
Alaska	71	0.14	981,118	0.15
Arizona	951	1.87	18,492,503	2.77
Arkansas	235	0.46	2,736,719	0.41
California	6,360	12.51	80,962,662	12.11
Colorado	1,187	2.33	12,929,879	1.93
Connecticut	970	1.91	13,942,337	2.09
Delaware	209	0.41	3,835,977	0.57
District of Columbia	176	0.35	4,145,484	0.62
Florida	5,061	9.95	57,731,110	8.63
Georgia	1,787	3.51	36,367,580	5.44
Hawaii	65	0.13	408,391	0.06
Idaho	156	0.31	980,733	0.15
Illinois	1,126	2.21	20,854,677	3.12
Indiana	623	1.22	5,256,288	0.79
Iowa	263	0.52	3,026,372	0.45
Kansas	316	0.62	2,844,118	0.43
Kentucky	422	0.83	4,987,618	0.75
Louisiana	435	0.86	4,680,032	0.70
Maine	58	0.11	243,880	0.04
Maryland	966	1.90	10,024,888	1.50
Massachusetts	1,830	3.60	23,469,659	3.51
Michigan	1,379	2.71	22,197,688	3.32
Minnesota	863	1.70	10,857,857	1.62
Mississippi	245	0.48	2,011,888	0.30
Missouri	772	1.52	8,091,192	1.21
Montana	110	0.22	537,505	0.08
Nebraska	181	0.36	2,874,926	0.43
Nevada	442	0.87	4,879,667	0.73
New Hampshire	231	0.45	1,866,326	0.28
New Jersey	2,748	5.40	39,652,922	5.93
New Mexico	191	0.38	1,200,425	0.18
New York	4,250	8.36	59,589,524	8.91
North Carolina	1,400	2.75	14,540,798	2.17
North Dakota	122	0.24	1,434,614	0.21
Ohio	1,259	2.48	16,785,791	2.51
Oklahoma	376	0.74	3,922,887	0.59
Oregon	633	1.24	5,981,437	0.89
Pennsylvania	1,979	3.89	25,688,200	3.84
Rhode Island	172	0.34	2,554,420	0.38
South Carolina	521	1.02	6,957,715	1.04
South Dakota	59	0.12	921,058	0.14
Tennessee	992	1.95	10,957,182	1.64
Texas	4,602	9.05	67,990,262	10.17
Utah	298	0.59	4,772,544	0.71
Vermont	76	0.15	412,866	0.06
Virginia	1,200	2.36	13,977,346	2.09
Washington	1,053	2.07	11,683,743	1.75
West Virginia	166	0.33	1,275,348	0.19
Wisconsin	660	1.30	11,662,816	1.74
Wyoming	68	0.13	512,623	0.08
Total	50,859	100.00%	668,641,910	100.00%

CIT Equipment Collateral 2006-VT2
Payment Status
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount

Current, including 1 to 30 day
delinquent contracts	49,165	96.67%	651,316,460	97.41%
31-60 days delinquent	1,076	2.12	11,407,592	1.71
61-90 days delinquent	547	1.08	4,946,862	0.74
91-120 days delinquent	70	0.14	951,610	0.14
Over 120 days delinquent	1	0.00	19,385	0.00
Total	50,859	100.00%	668,641,910	100.00%

Equipment Type
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount

Computers	31,833	62.59%	332,577,145	49.74%
General Office Equipment/Copiers	10,025	19.71	140,709,958	21.04
Telecommunciations	5,864	11.53	130,687,410	19.55
Other	1,470	2.89	34,825,899	5.21
Software	254	0.50	18,508,454	2.77
Automotive	1,168	2.30	6,859,683	1.03
Resources	223	0.44	3,506,922	0.52
Construction	16	0.03	642,957	0.10
Machine Tools	6	0.01	323,483	0.05
	50859	100%	668641909.8	100%

(1) Includes $1,267,275.62 as the largest and $23,691.09 as the average Required Payoff Amount.

CIT Equipment Collateral 2006-VT2
Required Payoff Amount
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount

0.00 - 5,000.00	28,520	56.08%	67,840,913	10.15%
5,000.01 - 10,000.00	9,517	18.71	68,192,966	10.20
10,000.01 - 15,000.00	4,324	8.50	52,825,972	7.90
15,000.01 - 25,000.00	3,706	7.29	70,874,719	10.60
25,000.01 - 50,000.00	2,690	5.29	93,649,723	14.01
50,000.01 - 100,000.00	1,225	2.41	84,876,717	12.69
100,000.01 - 150,000.00	337	0.66	40,920,379	6.12
150,000.01 - 250,000.00	312	0.61	60,439,389	9.04
250,000.01 - 500,000.00	145	0.29	50,021,894	7.48
500,000.01 - 1,000,000.00	56	0.11	38,557,827	5.77
1,000,000.01 - 2,000,000.00	24	0.05	32,247,571	4.82
2,000,000.01 - 3,000,000.00	2	0.00	4,584,872	0.69
3,000,000.01 - 3,608,968.77	1	0.00	3,608,969	0.54
Total	50,859	100.00%	$668,641,910	100.00%

Remaining Term
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)

0- 12	2,027	3.99%	16,649,395	2.49%
13- 24	14,042	27.61	113,133,100	16.92
25- 36	21,252	41.79	284,427,365	42.54
37- 48	6,082	11.96	83,859,233	12.54
49- 60	7,437	14.62	169,409,255	25.34
61- 72	18	0.04	981,406	0.15
73- 84	1	0.00	182,157	0.03
Total	50,859	100.00%	668,641,910	100.00%

Distribution by Originator
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Distriution by Originator	Contracts	Contracts	Amount	Amount

DFS	30,502	59.97%	314,450,861	47.03%
CIT Technology	13,490	26.52	221,014,364	33.05
CIT Communications (Avaya)	5,699	11.21	126,317,002	18.89
Snap-on Credit	1,168	2.30	6,859,683	1.03
Total	50,859	100.00%	668,641,910	100.00%

CIT Equipment Collateral 2006-VT2
Types of Obligor
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount

Service Organizations (1)	24,630	48.43%	308,295,600	46.11%
Manufacturing	4,416	8.68	95,114,325	14.23
Finance, Insurance, & Real Estate (Finanical Institutions)	4,616	9.08	64,704,889	9.68
Medical /Healthcare Organizations	2,909	5.72	45,703,816	6.84
Wholesale Trade	2,740	5.39	39,161,406	5.86
Retail Trade	3,636	7.15	26,023,578	3.89
Communications & Utilities	563	1.11	20,411,349	3.05
Construction	2,179	4.28	15,816,210	2.37
Other (2)	2,119	4.17	15,642,769	2.34
Public Administration	775	1.52	12,052,729	1.80
Transportation	988	1.94	9,306,054	1.39
Resources & Agriculture	726	1.43	8,275,782	1.24
Printing, Publishing & Allied Products	562	1.11	8,133,404	1.22
Total	50,859	100.00%	668,641,910	100.00%

(1)	Primarily: Miscellaneous Service Organizations (23.57%); Business Services (21.74%); Engineering, Accounting and Research (19.76%); Educational Services (6.41%) and Personal Services (6.36%).

(2)	Includes $534,708.56 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 2.34% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 2.18% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.16% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount

Top 5 Obligors	191	0.38%	$39,324,239	5.88%

The Top 5 obligors conduct business in the Manufacturing Industries (3.02%); Communications & Utilities (1.54%), And Medical/Healthcare Organizations (1.32%).

CIT Equipment Collateral 2006-VT2 Scheduled Payments from the Contracts at December 31, 2006

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	4,385,583.56

January-2007	23,369,745.28	February-2010	5,698,504.81
February-2007	22,013,962.92	March-2010	5,517,897.83
March-2007	22,460,368.23	April-2010	5,296,794.75
April-2007	26,986,607.33	May-2010	5,015,423.40
May-2007	22,144,989.98	June-2010	4,826,209.89
June-2007	23,223,159.56	July-2010	4,583,547.45
July-2007	27,377,395.61	August-2010	4,301,488.55
August-2007	23,472,743.67	September-2010	4,131,156.20
September-2007	22,727,796.87	October-2010	3,890,655.37
October-2007	27,055,875.37	November-2010	3,747,626.72
November-2007	21,701,051.62	December-2010	3,720,872.24
December-2007	22,124,971.59	January-2011	3,670,294.98
January-2008	25,337,930.91	February-2011	3,461,064.69
February-2008	20,827,724.30	March-2011	3,142,594.66
March-2008	20,296,574.58	April-2011	2,724,358.22
April-2008	23,307,868.79	May-2011	2,229,503.37
May-2008	18,902,424.35	June-2011	1,796,540.48
June-2008	18,841,153.26	July-2011	1,411,559.39
July-2008	21,671,212.10	August-2011	971,246.12
August-2008	18,879,937.63	September-2011	520,973.89
September-2008	17,201,934.74	October-2011	189,651.64
October-2008	18,814,434.91	November-2011	129,893.15
November-2008	16,216,219.96	December-2011	73,824.54
December-2008	15,857,411.55	January-2012	21,244.36
January-2009	17,415,353.03	February-2012	11,175.52
February-2009	14,974,349.74	March-2012	10,347.71
March-2009	13,489,927.75	April-2012	8,425.88
April-2009	13,865,459.72	May-2012	6,628.76
May-2009	11,385,012.26	June-2012	5,948.76
June-2009	10,275,327.17	July-2012	3,708.90
July-2009	9,860,887.17	August-2012	3,708.90
August-2009	9,229,620.28	September-2012	3,708.90
September-2009	7,265,517.66	October-2012	2,955.68